MERCURY FOCUS TWENTY FUND, INC.

            Supplement dated August 31, 2001 to the Prospectus and Statement of Additional Information, each dated March 21, 2001

         As of September 1, 2001, shares of Mercury Focus Twenty Fund, Inc. (the "Fund") are available for purchase by investors who participate in certain fee-based programs offered by the Investment Adviser, an affiliate of the Investment Adviser, selected securities dealers or certain other financial intermediaries. For participants in such programs who purchase shares, Class I or Class A shares may be available at net asset value, including by exchanges from other share classes. The front end or contingent deferred sale charges ("CDSCs") on the shares being purchased, exchanged or sold may be reduced or waived under certain circumstances, as may the conversion period applicable to the deposited shares. The initial investment in the Fund is $500 for certain fee-based programs and $100 for retirement plans.

         Shares held through fee-based programs generally cannot be transferred to another account. Instead, shares held through the program must be redeemed and the new shares, which may not be available in the same class, must be purchased separately. This may be a taxable event, and may subject shareholders to distribution and account maintenance fees, as well as applicable sales charges.

         Termination of participation in certain programs may result in the redemption of shares held in the program or the automatic exchange of shares, either into another share class or into the Summit Cash Reserves Fund, a money market fund. The class of shares received may be the class originally owned prior to entering the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Redemption or exchange is generally at net asset value, but those who have participated in a program for less than a specified period may be charged a fee upon termination, in accordance with the terms of that program.

         The following paragraph is added to the information provided in the Statement of Additional Information under "Purchase of Shares -- Initial Sales Charge Alternatives -- Class I and Class A Shares -- Eligible Class I Investors."

         Class I shares will be offered to certain employee-sponsored retirement or savings plans. Certain investors may purchase Class I shares at net asset value. Those investors include eligible 401(k) plans; participants in certain investment programs, including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services; certain collective investment trusts for which a trust institution, thrift or bank trust department serves as trustee; and certain purchases made through certain financial advisors that meet and adhere to established standards.

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         Additional information regarding certain specific fee-based programs offered through particular selected securities dealers and other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such programs) is available in each such program's client agreement and from the Transfer Agent at 1-888-763-2260.


Code   # MF-10078-03-01
       # 19101 03-01


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